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                                                                   Exhibit 10.39

                      EIGHTH AMENDMENT TO CREDIT AGREEMENT

        THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of May 29, 2000, is entered into by and between SYMANTEC CORPORATION (the "Borrower") and BANK OF AMERICA, N.A. (the "Bank").

                                    RECITALS

        A. The Borrower and the Bank are parties to a Second Amended and Restated Credit Agreement dated as of March 28, 1996, as amended by a First Amendment to Credit Agreement dated as of October 17, 1996, a Second Amendment to Credit Agreement dated as of March 3, 1997, a Third Amendment to Credit Agreement dated as of March 29, 1998, a Fourth Amendment to Credit Agreement dated as of May 28, 1998, a Fifth Amendment to Credit Agreement dated as of January 26, 1999, effective as of January 1, 1999, a Sixth Amendment to Credit Agreement, dated as of August 11, 1999, effective as of July 20, 1999, and a Seventh Amendment to Credit Agreement dated as of February 3, 2000 (as so amended, the "Credit Agreement") pursuant to which the Bank has extended certain credit facilities to the Borrower and certain of its Subsidiaries or Affiliates, on and subject to the terms and conditions set forth therein.

        B. The Borrower has requested that the Bank agree to certain amendments of the Credit Agreement.

        C. The Bank is willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

        NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

        2. Amendments to Credit Agreement.

        (a) Section 1.01 of the Credit Agreement shall be amended at the defined term "Availability Period" by amending and restating such defined term in its entirety as follows:

               "'Availability Period' means the period commencing on the date of this Agreement and ending on May 28, 2001."

        (b) Section 8.04 of the Credit Agreement shall be amended in its entirety to read as follows:

                8.04 Tangible Net Worth. Maintain as of the last day of any fiscal quarter (on a consolidated basis) Tangible Net Worth during the period beginning on

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        April 1, 2000, in an amount equal to at least 85 percent of Tangible Net
        Worth as of March 31, 2000, plus (a) 75 percent of net income after income taxes (without subtracting losses) earned in each quarterly accounting period commencing after March 31, 2000, plus (b) 100 percent of Equity Proceeds, less (c) the lesser of (i) the amount of goodwill directly related to any acquisitions by the Borrower which are permitted hereunder, and (ii) $75,000,000.

        (c) Section 9.05(b)(1) of the Credit Agreement shall be amended in its entirety to read as follows:

                      (1) All acquisitions shall be paid for with common stock
               of the Borrower or cash, provided the aggregate amount of cash paid as full or partial consideration in such transactions from and after the March 31, 2000 shall not in the aggregate exceed $75,000,000.

        3. Representations and Warranties. The Borrower hereby represents and warrants to the Bank as follows:

               (a) No event which is or, with the lapse of time or notice or both would be, an Event of Default has occurred and is continuing.

               (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any governmental authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

               (c) All representations and warranties of the Borrower contained in the Credit Agreement are true and correct.

               (d) The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Bank or any other Person.

        4. Effective Date. This Amendment will become effective as of the date first above written, provided that, each of the following conditions precedent is satisfied:

               (a) The Bank has received from the Company a duly executed original (or, if elected by the Bank, an executed facsimile copy) of this Amendment; and

               (b) The Bank has received from the Company a copy of a resolution passed by the board of directors of such corporation, certified by the Secretary or an Assistant Secretary of such corporation as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment.

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        5. Reservation of Rights. The Borrower acknowledges and agrees that the execution and delivery by the Bank of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Bank to execute similar amendments under the any other circumstances in the future.

        6. Guarantor Acknowledgement and Consent. The Borrower, in its capacity as a guarantor under any guaranty given to the Bank or an affiliate thereof guaranteeing the obligations of any Borrowing Entities, acknowledges and consents to the execution, delivery and performance hereof by the parties hereto and reaffirms and agrees that any such guaranty is in full force and effect, without defense, offset or counterclaim.

        7. Miscellaneous.

               (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein and in the other Loan Documents to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

               (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

               (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

               (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Bank of a facsimile transmitted document purportedly bearing the signature of the Borrower shall bind the Borrower with the same force and effect as the delivery of a hard copy original. Any failure by the Bank to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document which hard copy page was not received by the Bank.

               (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in a writing signed by each of the parties.

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               (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

               (g) The Borrower covenants to pay to or reimburse the Bank, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.


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        IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the date first above written.


                                                 SYMANTEC CORPORATION


                                                 By:     /s/ S.C. Markowski
                                                    ----------------------------
                                                 Name:   Stephen C. Markowski
                                                      --------------------------
                                                 Title:  Sr. Director, Finance
                                                       -------------------------

                                                 By:     /s/ Rossini Chin
                                                    ----------------------------
                                                 Name:   Rossini Chin
                                                      --------------------------
                                                 Title:  Treasury Manager
                                                       -------------------------


                                                 BANK OF AMERICA, N.A.

                                                 By:     /s/ Jouni Korhonen
                                                    ----------------------------
                                                 Name:   Jouni Korhonen
                                                      --------------------------
                                                 Title:  Managing Director
                                                       -------------------------


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